                                                                                                                             September 13, 2017

BNY MELLON FUNDS TRUST

–BNY Mellon Focused Equity Opportunities Fund

Supplement to Statement of Additional Information
dated December 30, 2016

Effective September 18, 2017, the following information supplements and supersedes any contrary information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists BNY Mellon Focused Equity Opportunities Fund's portfolio managers, if any, who are in addition to the primary portfolio managers listed in the prospectus. See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for your fund.

Fund	Additional Portfolio Managers
FEOF	N/A

The following table lists the number and types of accounts (including the funds) advised by the primary portfolio manager shown below and assets under management in those accounts as of July 31, 2017:

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Luis P. Rhi	0	$0	0	0	8,508	$7.76B

The following table provides information on accounts managed (included within the table above) by the primary portfolio manager shown below that are subject to performance-based advisory fees:

Primary Portfolio Manager	Type of Account	Number of Accounts	Total Assets of Accounts
Luis P. Rhi	0	0	$0

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager shown below as of July 31, 2017:

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Luis P. Rhi	0	$0
	0	$0

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